Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
December 31, 2019

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
Fully-Taxable Equivalent Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures.  Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes.  The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources.  The FTE basis assumes a federal statutory tax rate of 21 percent and 35 percent for periods prior to January 1, 2018.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:

•	Tangible common equity to tangible assets, and

•	Tangible common equity to risk-weighted assets using Basel III definition.
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data, share count in thousands)	December 31,	September 30,	December 31,	Percent Changes vs.
	2019	2019	2018	3Q19	4Q18
Net interest income (2)	$786	$805	$841	(2)%	(7)%
FTE adjustment	(6)	(6)	(8)	—	25
Net interest income	780	799	833	(2)	(6)
Provision for credit losses	79	82	60	(4)	32
Noninterest income	372	389	329	(4)	13
Noninterest expense	701	667	711	5	(1)
Income before income taxes	372	439	391	(15)	(5)
Provision for income taxes	55	67	57	(18)	(4)
Net income	317	372	334	(15)	(5)
Dividends on preferred shares	19	18	19	6	—
Net income applicable to common shares	$298	$354	$315	(16)%	(5)%

Net income per common share - diluted	$0.28	$0.34	$0.29	(18)%	(3)%
Cash dividends declared per common share	0.15	0.15	0.14	—	7
Tangible book value per common share at end of period	8.25	8.25	7.34	—	12
Number of common shares repurchased	13,104	5,213	14,967	151	(12)
Average common shares - basic	1,028,621	1,034,940	1,054,460	(1)	(2)
Average common shares - diluted	1,047,123	1,051,273	1,073,055	—	(2)
Ending common shares outstanding	1,020,003	1,032,755	1,046,767	(1)	(3)
Return on average assets	1.15%	1.37%	1.25%
Return on average common shareholders’ equity	11.1	13.4	12.9
Return on average tangible common shareholders’ equity (1)	14.3	17.3	17.3
Net interest margin (2)	3.12	3.20	3.41
Efficiency ratio (3)	58.4	54.7	58.7
Effective tax rate	14.8	15.4	14.6
Average total assets	$108,713	$108,166	$105,877	1	3
Average earning assets	100,062	99,692	97,752	—	2
Average loans and leases	75,103	75,096	73,822	—	2
Average loans and leases - linked quarter annualized growth rate	—%	0.9%	5.9%
Average total deposits	$82,592	$82,249	$82,931	—	—
Average core deposits (4)	79,690	79,335	79,078	—	1
Average core deposits - linked quarter annualized growth rate	1.8%	3.1%	7.2%
Average shareholders’ equity	11,884	11,714	10,889	1	9
Average common total shareholders' equity	10,681	10,510	9,686	2	10
Average tangible common shareholders' equity	8,503	8,323	7,460	2	14
Total assets at end of period	109,002	108,735	108,781	—	—
Total shareholders’ equity at end of period	11,795	11,909	11,102	(1)	6

NCOs as a % of average loans and leases	0.39%	0.39%	0.27%
NAL ratio	0.62	0.58	0.45
NPA ratio (5)	0.66	0.64	0.52
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.04	1.05	1.03
Common equity tier 1 risk-based capital ratio (6)	9.88	10.02	9.65
Tangible common equity / tangible asset ratio (7)	7.88	8.00	7.21
See Notes to the Annual and Quarterly Key Statistics.

Huntington Bancshares Incorporated
Annual Key Statistics
(Unaudited)

	Year Ended December 31,		Change
(dollar amounts in millions, except per share data, share count in thousands)	2019	2018	Amount	Percent
Net interest income (2)	$3,239	$3,219	$20	1%
FTE adjustment	(26)	(30)	4	13
Net interest income	3,213	3,189	24	1
Provision for credit losses	287	235	52	22
Noninterest income	1,454	1,321	133	10
Noninterest expense	2,721	2,647	74	3
Income before income taxes	1,659	1,628	31	2
Provision for income taxes	248	235	13	6
Net Income	1,411	1,393	18	1
Dividends on preferred shares	74	70	4	6
Net income applicable to common shares	$1,337	$1,323	$14	1%

Net income per common share - diluted	$1.27	$1.20	$0.07	6%
Cash dividends declared per common share	0.58	0.50	0.08	16

Average common shares - basic	1,038,840	1,081,542	(42,702)	(4)
Average common shares - diluted	1,056,079	1,105,985	(49,906)	(5)

Return on average assets	1.31%	1.33%
Return on average common shareholders’ equity	12.9	13.4
Return on average tangible common shareholders’ equity (1)	16.9	17.9
Net interest margin (2)	3.26	3.33
Efficiency ratio (3)	56.6	56.9
Effective tax rate	15.0	14.5

Average total assets	$107,971	$104,982	$2,989	3
Average earning assets	99,541	96,577	2,964	3
Average loans and leases	74,978	72,246	2,732	4
Average total deposits	82,332	80,186	2,146	3
Average core deposits (4)	79,197	76,403	2,794	4
Average shareholders’ equity	11,560	11,059	501	5
Average common total shareholders' equity	10,357	9,891	466	5
Average tangible common shareholders' equity	8,164	7,647	517	7

NCOs as a % of average loans and leases	0.35%	0.20%
NAL ratio	0.62	0.45
NPA ratio (5)	0.66	0.52
See Notes to the Year to Date and Quarterly Key Statistics.

Key Statistics Footnotes

(1)
Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 21% tax rate.

(2)	On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

(3)	Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

(4)	Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.

(5)	NPAs include other real estate owned.

(6)	December 31, 2019, figures are estimated.

(7)
Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	December 31,	December 31,
(dollar amounts in millions)	2019	2018	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$1,045	$1,108	(6)%
Interest-bearing deposits in Federal Reserve Bank	125	1,564	(92)
Interest-bearing deposits in banks	102	53	92
Trading account securities	99	105	(6)
Available-for-sale securities	14,149	13,780	3
Held-to-maturity securities	9,070	8,565	6
Other securities	441	565	(22)
Loans held for sale	877	804	9
Loans and leases (1)	75,404	74,900	1
Allowance for loan and lease losses	(783)	(772)	(1)
Net loans and leases	74,621	74,128	1
Bank owned life insurance	2,542	2,507	1
Premises and equipment	763	790	(3)
Goodwill	1,990	1,989	—
Service rights and other intangible assets	475	535	(11)
Other assets	2,703	2,288	18
Total assets	$109,002	$108,781	—%

Liabilities and shareholders’ equity
Liabilities
Deposits (2)	$82,347	$84,774	(3)%
Short-term borrowings	2,606	2,017	29
Long-term debt	9,849	8,625	14
Other liabilities	2,405	2,263	6
Total liabilities	97,207	97,679	—

Shareholders' equity
Preferred stock	1,203	1,203	—
Common stock	10	11	(9)
Capital surplus	8,806	9,181	(4)
Less treasury shares, at cost	(56)	(45)	(24)
Accumulated other comprehensive loss	(256)	(609)	58
Retained earnings (deficit)	2,088	1,361	53
Total shareholders’ equity	11,795	11,102	6
Total liabilities and shareholders’ equity	$109,002	$108,781	—%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000
Common shares outstanding	1,020,003,482	1,046,767,252
Treasury shares outstanding	4,537,605	3,817,385
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares outstanding	740,500	740,500

(1)	See page 5 for detail of loans and leases.

(2)	See page 6 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	December 31,		September 30,		June 30,		March 31,		December 31,
(dollar amounts in millions)	2019		2019		2019		2019		2018
Ending Balances by Type:
Total loans
Commercial:
Commercial and industrial	$30,664	41%	$30,394	41%	$30,608	41%	$30,972	41%	$30,605	41%
Commercial real estate:
Construction	1,123	1	1,157	2	1,146	1	1,152	2	1,185	2
Commercial	5,551	7	5,698	8	5,742	8	5,643	8	5,657	8
Commercial real estate	6,674	8	6,855	10	6,888	9	6,795	10	6,842	10
Total commercial	37,338	49	37,249	51	37,496	50	37,767	51	37,447	51
Consumer:
Automobile	12,797	17	12,292	15	12,173	16	12,272	16	12,429	16
Home equity	9,093	12	9,300	12	9,419	12	9,551	13	9,722	13
Residential mortgage	11,376	15	11,247	15	11,182	15	10,885	14	10,728	14
RV and marine	3,563	5	3,553	5	3,492	5	3,344	4	3,254	4
Other consumer	1,237	2	1,251	2	1,271	2	1,260	2	1,320	2
Total consumer	38,066	51	37,643	49	37,537	50	37,312	49	37,453	49
Total loans and leases	$75,404	100%	$74,892	100%	$75,033	100%	$75,079	100%	$74,900	100%

	December 31,		September 30,		June 30,		March 31,		December 31,
(dollar amounts in millions)	2019		2019		2019		2019		2018
Ending Balances by Business Segment:
Consumer and Business Banking	$21,716	29%	$21,963	30%	$22,128	30%	$22,175	29%	$22,333	30%
Commercial Banking	27,050	36	27,090	36	27,311	36	27,554	37	27,191	36
Vehicle Finance	20,190	27	19,484	26	19,417	26	19,332	26	19,434	26
RBHPCG	6,366	8	6,294	8	6,179	8	5,954	8	5,886	8
Treasury / Other	82	—	61	—	(2)	—	64	—	56	—
Total loans and leases	$75,404	100%	$74,892	100%	$75,033	100%	$75,079	100%	$74,900	100%

Average Balances by Business Segment:
Consumer and Business Banking	$21,845	30%	$22,092	30%	$22,139	30%	$22,241	30%	$22,321	30%
Commercial Banking	26,993	36	27,295	36	27,350	36	27,174	36	26,405	36
Vehicle Finance	19,852	26	19,370	26	19,298	26	19,340	26	19,177	26
RBHPCG	6,314	8	6,237	8	6,054	8	5,920	8	5,793	8
Treasury / Other	99	—	102	—	91	—	100	—	126	—
Total loans and leases	$75,103	100%	$75,096	100%	$74,932	100%	$74,775	100%	$73,822	100%

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	December 31,		September 30,		June 30,		March 31,		December 31,
(dollar amounts in millions)	2019		2019		2019		2019		2018
Ending Balances by Type:
Demand deposits - noninterest-bearing	$20,247	25%	$20,553	25%	$19,383	24%	$20,036	24%	$21,783	26%
Demand deposits - interest-bearing	20,583	25	19,976	24	19,085	24	19,906	24	20,042	24
Money market deposits	24,726	30	23,977	29	23,952	30	22,931	28	22,721	27
Savings and other domestic deposits	9,549	12	9,566	12	9,803	12	10,277	13	10,451	12
Core certificates of deposit (1)	4,356	5	5,443	7	5,703	7	6,007	7	5,924	7
Total core deposits	79,461	97	79,515	97	77,926	97	79,157	96	80,921	96
Other domestic deposits of $250,000 or more	313	—	326	—	316	—	313	1	337	—
Brokered deposits and negotiable CDs	2,573	3	2,554	3	2,640	3	2,685	3	3,516	4
Total deposits	$82,347	100%	$82,395	100%	$80,882	100%	$82,155	100%	$84,774	100%
Total core deposits:
Commercial	$34,957	44%	$35,247	44%	$33,371	43%	$33,546	42%	$37,268	46%
Consumer	44,504	56	44,268	56	44,555	57	45,611	58	43,653	54
Total core deposits	$79,461	100%	$79,515	100%	$77,926	100%	$79,157	100%	$80,921	100%
Ending Balances by Business Segment:
Consumer and Business Banking	$51,675	63%	$51,671	63%	$51,577	64%	$52,354	64%	$50,300	59%
Commercial Banking	20,762	25	21,088	26	20,049	25	20,543	25	23,185	28
Vehicle Finance	376	—	363	—	339	—	327	—	346	—
RBHPCG	6,370	8	6,101	7	5,863	7	5,959	7	6,809	8
Treasury / Other (2)	3,164	4	3,172	4	3,054	4	2,972	4	4,134	5
Total deposits	$82,347	100%	$82,395	100%	$80,882	100%	$82,155	100%	$84,774	100%

	December 31,		September 30,		June 30,		March 31,		December 31,
(dollar amounts in millions)	2019		2019		2019		2019		2018
Average Balances by Business Segment:
Consumer and Business Banking	$52,059	63%	$51,604	63%	$51,935	64%	$50,961	62%	$50,037	61%
Commercial Banking	20,974	25	21,227	26	20,361	25	21,739	26	22,673	27
Vehicle Finance	347	—	359	—	322	—	305	—	335	—
RBHPCG	6,113	7	5,958	7	5,918	7	5,942	7	5,936	7
Treasury / Other (2)	3,099	5	3,101	4	3,182	4	3,825	5	3,950	5
Total deposits	$82,592	100%	$82,249	100%	$81,718	100%	$82,772	100%	$82,931	100%

(1)	Includes consumer certificates of deposit of $250,000 or more.

(2)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (1)
	December 31,	September 30,	June 30,	March 31,	December 31,	Percent Changes vs.
(dollar amounts in millions)	2019	2019	2019	2019	2018	3Q19	4Q18
Assets
Interest-bearing deposits in Federal Reserve Bank	$672	$514	$518	$501	$483	31%	39%
Interest-bearing deposits in banks	176	149	135	109	97	18	81
Securities:
Trading account securities	109	137	161	138	131	(20)	(17)
Available-for-sale securities:
Taxable	11,221	11,096	10,501	10,752	10,351	1	8
Tax-exempt	2,791	2,820	2,970	3,048	3,176	(1)	(12)
Total available-for-sale securities	14,012	13,916	13,471	13,800	13,527	1	4
Held-to-maturity securities - taxable	8,592	8,566	8,771	8,653	8,433	—	2
Other securities	448	437	466	536	565	3	(21)
Total securities	23,161	23,056	22,869	23,127	22,656	—	2
Loans held for sale	950	877	734	700	694	8	37
Loans and leases: (2)
Commercial:
Commercial and industrial	30,373	30,632	30,644	30,546	29,557	(1)	3
Commercial real estate:
Construction	1,181	1,165	1,168	1,174	1,138	1	4
Commercial	5,625	5,762	5,732	5,686	5,806	(2)	(3)
Commercial real estate	6,806	6,927	6,900	6,860	6,944	(2)	(2)
Total commercial	37,179	37,559	37,544	37,406	36,501	(1)	2
Consumer:
Automobile	12,607	12,181	12,219	12,361	12,423	3	1
Home equity	9,192	9,353	9,482	9,641	9,817	(2)	(6)
Residential mortgage	11,330	11,214	11,010	10,787	10,574	1	7
RV and marine	3,564	3,528	3,413	3,296	3,216	1	11
Other consumer	1,231	1,261	1,264	1,284	1,291	(2)	(5)
Total consumer	37,924	37,537	37,388	37,369	37,321	1	2
Total loans and leases	75,103	75,096	74,932	74,775	73,822	—	2
Allowance for loan and lease losses	(787)	(799)	(778)	(780)	(777)	2	(1)
Net loans and leases	74,316	74,297	74,154	73,995	73,045	—	2
Total earning assets	100,062	99,692	99,188	99,212	97,752	—	2
Cash and due from banks	864	817	835	853	909	6	(5)
Intangible assets	2,228	2,240	2,252	2,265	2,288	(1)	(3)
All other assets	6,346	6,216	5,982	5,961	5,705	2	11
Total assets	$108,713	$108,166	$107,479	$107,511	$105,877	1%	3%
Liabilities and shareholders’ equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$20,140	$19,796	$19,693	$19,770	$19,860	2%	1%
Money market deposits	24,560	24,266	23,305	22,935	22,595	1	9
Savings and other domestic deposits	9,552	9,681	10,105	10,338	10,534	(1)	(9)
Core certificates of deposit (3)	4,795	5,666	5,860	6,052	5,705	(15)	(16)
Other domestic deposits of $250,000 or more	313	315	310	335	346	(1)	(10)
Brokered deposits and negotiable CDs	2,589	2,599	2,685	3,404	3,507	—	(26)
Total interest-bearing deposits	61,949	62,323	61,958	62,834	62,547	(1)	(1)
Short-term borrowings	1,965	2,331	3,166	2,320	1,006	(16)	95
Long-term debt	9,886	9,536	8,914	8,979	8,871	4	11
Total interest-bearing liabilities	73,800	74,190	74,038	74,133	72,424	(1)	2
Demand deposits - noninterest-bearing	20,643	19,926	19,760	19,938	20,384	4	1
All other liabilities	2,386	2,336	2,206	2,284	2,180	2	9
Shareholders’ equity	11,884	11,714	11,475	11,156	10,889	1	9
Total liabilities and shareholders’ equity	$108,713	$108,166	$107,479	$107,511	$105,877	1%	3%

(1)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(2)	Includes nonaccrual loans.

(3)	Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense (1)(2)
(Unaudited)

	Quarterly Interest Income / Expense
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2019	2019	2019	2019	2018
Assets
Interest-bearing deposits in Federal Reserve Bank	$3	$3	$3	$3	$3
Interest-bearing deposits in banks	1	1	—	1	1
Securities:
Trading account securities	1	—	1	1	1
Available-for-sale securities:
Taxable	73	74	72	76	70
Tax-exempt	24	26	27	28	33
Total available-for-sale securities	97	100	99	104	103
Held-to-maturity securities - taxable	54	54	56	54	52
Other securities	3	3	4	6	5
Total securities	155	157	160	165	161
Loans held for sale	8	9	7	7	7
Loans and leases:
Commercial:
Commercial and industrial	335	358	373	375	363
Commercial real estate:
Construction	15	16	17	16	16
Commercial	63	68	71	71	74
Commercial real estate	78	84	88	87	90
Total commercial	413	442	461	462	453
Consumer:
Automobile	131	126	123	120	122
Home equity	117	127	131	133	135
Residential mortgage	105	107	106	104	101
RV and marine	45	44	42	40	41
Other consumer	39	42	42	42	40
Total consumer	437	446	444	439	439
Total loans and leases	850	888	905	901	892
Total earning assets	$1,017	$1,058	$1,075	$1,077	$1,064

Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$32	$29	$28	$27	$25
Money market deposits	61	73	67	59	52
Savings and other domestic deposits	5	5	6	6	5
Core certificates of deposit (3)	25	31	32	31	29
Other domestic deposits of $250,000 or more	3	1	1	2	1
Brokered deposits and negotiable CDs	10	15	16	20	20
Total interest-bearing deposits	136	154	150	145	132
Short-term borrowings	8	13	19	14	6
Long-term debt	87	86	87	89	85
Total interest bearing liabilities	231	253	256	248	223
Net interest income	$786	$805	$819	$829	$841

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 10 for the FTE adjustment.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(3)	Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Quarterly Average Rates
	December 31,	September 30,	June 30,	March 31,	December 31,
Fully-taxable equivalent basis (1)	2019	2019	2019	2019	2018
Assets
Interest-bearing deposits in Federal Reserve Bank	1.66%	2.19%	2.38%	2.40%	2.33%
Interest-bearing deposits in banks	1.81	2.38	2.08	1.75	1.97
Securities:
Trading account securities	2.45	2.36	1.92	2.03	1.94
Available-for-sale securities:
Taxable	2.63	2.67	2.73	2.82	2.71
Tax-exempt	3.43	3.63	3.66	3.69	4.12
Total available-for-sale securities	2.79	2.87	2.94	3.01	3.04
Held-to-maturity securities - taxable	2.50	2.51	2.54	2.52	2.45
Other securities	2.57	3.15	3.44	4.51	4.24
Total securities	2.68	2.74	2.79	2.86	2.84
Loans held for sale	3.40	3.69	4.00	4.07	4.04
Loans and leases: (3)
Commercial:
Commercial and industrial	4.31	4.57	4.82	4.91	4.81
Commercial real estate:
Construction	5.07	5.50	5.59	5.58	5.47
Commercial	4.36	4.67	4.88	5.00	4.99
Commercial real estate	4.48	4.81	5.00	5.10	5.07
Total commercial	4.34	4.61	4.85	4.94	4.86
Consumer:
Automobile	4.15	4.09	4.02	3.95	3.88
Home equity	5.03	5.38	5.56	5.61	5.45
Residential mortgage	3.73	3.80	3.84	3.86	3.82
RV and marine	4.96	4.96	4.94	4.96	5.10
Other consumer	12.71	13.34	13.29	13.07	12.35
Total consumer	4.59	4.72	4.76	4.75	4.67
Total loans and leases	4.47	4.67	4.80	4.85	4.76
Total earning assets	4.03	4.21	4.35	4.40	4.32
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	0.63	0.57	0.58	0.56	0.48
Money market deposits	0.99	1.20	1.15	1.04	0.91
Savings and other domestic deposits	0.20	0.22	0.23	0.23	0.23
Core certificates of deposit (4)	2.09	2.17	2.15	2.11	2.00
Other domestic deposits of $250,000 or more	1.70	1.85	1.92	1.82	1.67
Brokered deposits and negotiable CDs	1.67	2.21	2.39	2.38	2.22
Total interest-bearing deposits	0.87	0.98	0.97	0.94	0.84
Short-term borrowings	1.66	2.28	2.41	2.41	2.49
Long-term debt	3.50	3.59	3.91	3.98	3.82
Total interest-bearing liabilities	1.24	1.36	1.39	1.35	1.23
Demand deposits - noninterest-bearing	—	—	—	—	—
Net interest rate spread	2.79	2.85	2.96	3.05	3.09
Impact of noninterest-bearing funds on margin	0.33	0.35	0.35	0.34	0.32
Net interest margin	3.12%	3.20%	3.31%	3.39%	3.41%

Commercial Loan Derivative Impact
(Unaudited)
	Average Rates
	2019	2019	2019	2019	2018
Fully-taxable equivalent basis (1)	Fourth	Third	Second	First	Fourth
Commercial loans (2)(3)	4.36%	4.70%	4.88%	4.95%	4.86%
Impact of commercial loan derivatives	(0.02)	(0.09)	(0.03)	(0.01)	—
Total commercial - as reported	4.34%	4.61%	4.85%	4.94%	4.86%

Average 1 Month LIBOR	1.79%	2.18%	2.44%	2.50%	2.35%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 10 for the FTE adjustment.

(2)	Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.

(3)	Includes nonaccrual loans.

(4)	Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data, share count in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2018
Interest income	$1,011	$1,052	$1,068	$1,070	$1,056
Interest expense	231	253	256	248	223
Net interest income	780	799	812	822	833
Provision for credit losses	79	82	59	67	60
Net interest income after provision for credit losses	701	717	753	755	773
Service charges on deposit accounts	95	98	92	87	94
Card and payment processing income	64	64	63	56	58
Trust and investment management services	47	44	43	44	42
Mortgage banking income	58	54	34	21	23
Capital markets fees	31	36	34	22	34
Insurance income	24	20	23	21	21
Bank owned life insurance income	17	18	15	16	16
Gain on sale of loans and leases	16	13	13	13	16
Net (losses) gains on sales of securities	(22)	—	(2)	—	(19)
Other noninterest income	42	42	59	39	44
Total noninterest income	372	389	374	319	329
Personnel costs	426	406	428	394	399
Outside data processing and other services	89	87	89	81	83
Equipment	42	41	40	40	48
Net occupancy	41	38	38	42	70
Professional services	14	16	12	12	17
Amortization of intangibles	12	12	12	13	13
Marketing	9	10	11	7	15
Deposit and other insurance expense	10	8	8	8	9
Other noninterest expense	58	49	62	56	57
Total noninterest expense	701	667	700	653	711
Income before income taxes	372	439	427	421	391
Provision for income taxes	55	67	63	63	57
Net income	317	372	364	358	334
Dividends on preferred shares	19	18	18	19	19
Net income applicable to common shares	$298	$354	$346	$339	$315

Average common shares - basic	1,028,621	1,034,940	1,044,802	1,046,995	1,054,460
Average common shares - diluted	1,047,123	1,051,273	1,060,280	1,065,638	1,073,055

Per common share
Net income - basic	$0.29	$0.34	$0.33	$0.32	$0.30
Net income - diluted	0.28	0.34	0.33	0.32	0.29
Cash dividends declared	0.15	0.15	0.14	0.14	0.14

Revenue - fully-taxable equivalent (FTE)
Net interest income	$780	$799	$812	$822	$833
FTE adjustment	6	6	7	7	8
Net interest income (1)	786	805	819	829	841
Noninterest income	372	389	374	319	329
Total revenue (1)	$1,158	$1,194	$1,193	$1,148	$1,170

(1)	On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Noninterest Income
(Unaudited)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	Percent Changes vs.
(dollar amounts in millions)	2019	2019	2019	2019	2018	3Q19	4Q18
Net origination and secondary marketing income	$43	$42	$30	$17	$16	2%	169%
Net mortgage servicing income
Loan servicing income	15	15	15	14	14	—	7
Amortization of capitalized servicing	(13)	(13)	(10)	(9)	(8)	—	(63)
Operating income	2	2	5	5	6	—	(67)
MSR valuation adjustment (1)	25	(11)	(19)	(10)	—	327	100
Gains (losses) due to MSR hedging	(14)	19	17	7	(1)	(174)	(1,300)
Net MSR risk management	11	8	(2)	(3)	(1)	38	1,200
Total net mortgage servicing income	$13	$10	$3	$2	$5	30%	160%
All other	2	2	1	2	2	—	—
Mortgage banking income	$58	$54	$34	$21	$23	7%	152%

Mortgage origination volume	$2,490	$2,097	$1,922	$1,235	$1,538	19%	62%
Mortgage origination volume for sale	1,518	1,483	1,181	756	948	2	60

Third party mortgage loans serviced (2)	22,425	21,674	21,486	21,346	21,068	3	6
Mortgage servicing rights (2)	212	180	192	212	221	18	(4)
MSR % of investor servicing portfolio (2)	0.95%	0.83%	0.90%	0.99%	1.05%	14%	(10)%

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2019	2019	2019	2019	2018
Allowance for loan and lease losses, beginning of period	$783	$774	$764	$772	$761
Loan and lease losses	(93)	(102)	(70)	(97)	(84)
Recoveries of loans previously charged off	20	29	22	26	34
Net loan and lease losses	(73)	(73)	(48)	(71)	(50)
Provision for loan and lease losses	74	82	58	63	61
Allowance of assets sold or transferred to loans held for sale	(1)	—	—	—	—
Allowance for loan and lease losses, end of period	783	783	774	764	772
Allowance for unfunded loan commitments and letters of credit, beginning of period	101	101	100	96	97
Provision for (reduction in) unfunded loan commitments and letters of credit losses	5	—	1	4	(1)
Unfunded commitment losses	(2)	—	—	—	—
Allowance for unfunded loan commitments and letters of credit, end of period	104	101	101	100	96
Total allowance for credit losses, end of period	$887	$884	$875	$864	$868
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.04%	1.05%	1.03%	1.02%	1.03%
Nonaccrual loans and leases (NALs)	167	179	182	183	228
Nonperforming assets (NPAs)	157	163	168	166	200

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2019	2019	2019	2019	2018
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$36	$40	$21	$31	$13
Commercial real estate:
Construction	—	(1)	(1)	—	—
Commercial	—	(1)	(2)	2	—
Commercial real estate	—	(2)	(3)	2	—
Total commercial	36	38	18	33	13
Consumer:
Automobile	9	8	5	10	9
Home equity	1	2	2	3	2
Residential mortgage	1	1	1	3	2
RV and marine	4	2	2	3	2
Other consumer	22	22	20	19	22
Total consumer	37	35	30	38	37
Total net charge-offs	$73	$73	$48	$71	$50

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2018
Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.47%	0.52%	0.27%	0.41%	0.17%
Commercial real estate:
Construction	(0.03)	(0.40)	(0.08)	(0.11)	(0.09)
Commercial	0.01	(0.09)	(0.12)	0.12	—
Commercial real estate	—	(0.14)	(0.12)	0.08	(0.01)
Total commercial	0.38	0.40	0.20	0.35	0.14
Consumer:
Automobile	0.30	0.26	0.17	0.32	0.30
Home equity	0.02	0.11	0.07	0.12	0.05
Residential mortgage	0.04	0.03	0.05	0.10	0.10
RV and marine	0.39	0.23	0.25	0.39	0.31
Other consumer	7.26	7.07	6.02	6.29	6.66
Total consumer	0.39	0.38	0.31	0.41	0.40
Net charge-offs as a % of average loans	0.39%	0.39%	0.25%	0.38%	0.27%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2019	2019	2019	2019	2018
Nonaccrual loans and leases (NALs):
Commercial and industrial	$323	$291	$281	$271	$188
Commercial real estate	10	12	17	9	15
Automobile	4	5	4	4	5
Home equity	59	60	60	64	62
Residential mortgage	71	69	62	68	69
RV and marine	1	1	1	1	1
Other consumer	—	—	—	—	—
Total nonaccrual loans and leases	468	438	425	417	340
Other real estate, net:
Residential	9	10	10	14	19
Commercial	2	2	4	4	4
Total other real estate, net	11	12	14	18	23
Other NPAs (1)	19	32	21	26	24
Total nonperforming assets	$498	$482	$460	$461	$387

Nonaccrual loans and leases as a % of total loans and leases	0.62%	0.58%	0.57%	0.56%	0.45%
NPA ratio (2)	0.66	0.64	0.61	0.61	0.52
(NPA+90days)/(Loan+OREO) (3)	0.89	0.86	0.82	0.81	0.74

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2019	2019	2019	2019	2018
Nonperforming assets, beginning of period	$482	$460	$461	$387	$403
New nonperforming assets	175	165	117	218	109
Returns to accruing status	(20)	(24)	(16)	(33)	(21)
Loan and lease losses	(48)	(66)	(34)	(46)	(32)
Payments	(63)	(38)	(54)	(33)	(66)
Sales	(28)	(15)	(14)	(32)	(6)
Nonperforming assets, end of period	$498	$482	$460	$461	$387

(1)	Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.

(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

(3)	The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2019	2019	2019	2019	2018
Accruing loans and leases past due 90+ days:
Commercial and industrial	$11	$9	$5	$3	$7
Commercial real estate	—	—	—	—	—
Automobile	8	8	7	6	8
Home equity	14	13	15	15	17
Residential mortgage (excluding loans guaranteed by the U.S. Government)	20	23	27	25	32
RV and marine	2	1	1	2	1
Other consumer	7	7	5	5	6
Total, excl. loans guaranteed by the U.S. Government	62	61	60	56	71
Add: loans guaranteed by U.S. Government	109	102	92	91	99
Total accruing loans and leases past due 90+ days, including loans guaranteed by the U.S. Government	$171	$163	$152	$147	$170

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.08%	0.08%	0.08%	0.07%	0.09%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.14	0.14	0.12	0.12	0.13
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.23	0.22	0.20	0.20	0.23

Accruing troubled debt restructured loans:
Commercial and industrial	$213	$225	$245	$270	$269
Commercial real estate	37	40	48	60	54
Automobile	40	39	37	37	35
Home equity	226	233	241	247	252
Residential mortgage	223	221	221	219	218
RV and marine	3	3	2	2	2
Other consumer	11	10	10	9	9
Total accruing troubled debt restructured loans	$753	$771	$804	$844	$839

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$109	$84	$88	$86	$97
Commercial real estate	6	6	6	6	6
Automobile	2	3	3	3	3
Home equity	26	26	26	28	28
Residential mortgage	42	44	43	43	44
RV and marine	1	1	1	1	—
Other consumer	—	—	—	—	—
Total nonaccruing troubled debt restructured loans	$186	$164	$167	$167	$178

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2019	2019	2019	2019	2018
Common equity tier 1 risk-based capital ratio: (1)
Total shareholders’ equity	$11,795	$11,909	$11,668	$11,432	$11,102
Regulatory capital adjustments:
Shareholders’ preferred equity	(1,207)	(1,207)	(1,207)	(1,207)	(1,207)
Accumulated other comprehensive income offset	256	175	273	455	609
Goodwill and other intangibles, net of related taxes	(2,153)	(2,162)	(2,174)	(2,187)	(2,200)
Deferred tax assets that arise from tax loss and credit carryforwards	(44)	(30)	(30)	(31)	(33)
Common equity tier 1 capital	8,647	8,685	8,530	8,462	8,271
Additional tier 1 capital
Shareholders’ preferred equity	1,207	1,207	1,207	1,207	1,207
Other	—	1	—	1	—
Tier 1 capital	9,854	9,893	9,737	9,670	9,478
Long-term debt and other tier 2 qualifying instruments	672	750	727	736	776
Qualifying allowance for loan and lease losses	887	884	875	864	868
Tier 2 capital	1,559	1,634	1,602	1,600	1,644
Total risk-based capital	$11,413	$11,527	$11,339	$11,270	$11,122
Risk-weighted assets (RWA)(1)	$87,513	$86,719	$86,332	$85,966	$85,687
Common equity tier 1 risk-based capital ratio (1)	9.88%	10.02%	9.88%	9.84%	9.65%
Other regulatory capital data:
Tier 1 leverage ratio (1)	9.26	9.34	9.24	9.16	9.10
Tier 1 risk-based capital ratio (1)	11.26	11.41	11.28	11.25	11.06
Total risk-based capital ratio (1)	13.04	13.29	13.13	13.11	12.98
Non-regulatory capital data:
Tangible common equity / RWA ratio (1)	9.62	9.83	9.58	9.34	8.97

(1)	December 31, 2019, figures are estimated.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2018
Dividends, per share
Cash dividends declared per common share	$0.15	$0.15	$0.14	$0.14	$0.14
Common shares outstanding (000)
Average - basic	1,028,621	1,034,940	1,044,802	1,046,995	1,054,460
Average - diluted	1,047,123	1,051,273	1,060,280	1,065,638	1,073,055
Ending	1,020,003	1,032,755	1,037,841	1,046,440	1,046,767
Tangible book value per common share (1)	$8.25	$8.25	$7.97	$7.67	$7.34
Common share repurchases (000)
Number of shares repurchased	13,104	5,213	11,344	1,833	14,967
Non-regulatory capital

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2019	2019	2019	2019	2018
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$11,795	$11,909	$11,668	$11,432	$11,102
Less: goodwill	(1,990)	(1,990)	(1,990)	(1,990)	(1,989)
Less: other intangible assets	(232)	(244)	(257)	(269)	(281)
Add: related deferred tax liability (1)	49	51	54	56	59
Total tangible equity	9,622	9,726	9,475	9,229	8,891
Less: preferred equity	(1,203)	(1,203)	(1,203)	(1,203)	(1,203)
Total tangible common equity	$8,419	$8,523	$8,272	$8,026	$7,688
Total assets	$109,002	$108,735	$108,247	$108,203	$108,781
Less: goodwill	(1,990)	(1,990)	(1,990)	(1,990)	(1,989)
Less: other intangible assets	(232)	(244)	(257)	(269)	(281)
Add: related deferred tax liability (1)	49	51	54	56	59
Total tangible assets	$106,829	$106,552	$106,054	$106,000	$106,570
Tangible equity / tangible asset ratio	9.01%	9.13%	8.93%	8.71%	8.34%
Tangible common equity / tangible asset ratio	7.88	8.00	7.80	7.57	7.21
Other data:
Number of employees (Average full-time equivalent)	15,495	15,659	15,780	15,738	15,657
Number of domestic full-service branches (2)	868	868	868	898	954
ATM Count	1,448	1,442	1,687	1,727	1,774

(1)	Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.

(2)	Includes Regional Banking and The Huntington Private Client Group offices.

Huntington Bancshares Incorporated
Consolidated Annual Average Balance Sheets
(Unaudited)

	Annual Average Balances (1)
		Change from 2018			Change from 2017
(dollar amounts in millions)	2019	Amount	Percent	2018	Amount	Percent	2017
Assets
Interest-bearing deposits in Federal Reserve Bank (2)	$552	$430	352%	$122	$122	100%	$—
Interest-bearing deposits in banks	142	54	61	88	(11)	(11)	99
Securities:
Trading account securities	136	40	42	96	(6)	(6)	102
Available-for-sale securities:
Taxable	10,894	194	2	10,700	(1,203)	(10)	11,903
Tax-exempt	2,907	(556)	(16)	3,463	282	9	3,181
Total available-for-sale securities	13,801	(362)	(3)	14,163	(921)	(6)	15,084
Held-to-maturity securities - taxable	8,645	2	—	8,643	535	7	8,108
Other securities	471	(113)	(19)	584	—	—	584
Total securities	23,053	(433)	(2)	23,486	(392)	(2)	23,878
Loans held for sale	816	181	29	635	80	14	555
Loans and leases:(3)
Commercial:
Commercial and industrial	30,549	1,662	6	28,887	1,138	4	27,749
Commercial real estate:
Construction	1,171	25	2	1,146	(52)	(4)	1,198
Commercial	5,702	(347)	(6)	6,049	39	1	6,010
Commercial real estate	6,873	(322)	(4)	7,195	(13)	—	7,208
Total commercial	37,422	1,340	4	36,082	1,125	3	34,957
Consumer:
Automobile	12,343	51	—	12,292	773	7	11,519
Home equity	9,416	(499)	(5)	9,915	(79)	(1)	9,994
Residential mortgage	11,087	1,180	12	9,907	1,662	20	8,245
RV and marine	3,451	604	21	2,847	692	32	2,155
Other consumer	1,259	56	5	1,203	182	18	1,021
Total consumer	37,556	1,392	4	36,164	3,230	10	32,934
Total loans and leases	74,978	2,732	4	72,246	4,355	6	67,891
Allowance for loan and lease losses	(786)	(39)	(5)	(747)	(80)	(12)	(667)
Net loans and leases	74,192	2,693	4	71,499	4,275	6	67,224
Total earning assets	99,541	2,964	3	96,577	4,154	4	92,423
Cash and due from banks	842	(342)	(29)	1,184	(269)	(19)	1,453
Intangible assets	2,246	(65)	(3)	2,311	(55)	(2)	2,366
All other assets	6,128	471	8	5,657	211	4	5,446
Total assets	$107,971	$2,989	3%	$104,982	$3,961	4%	$101,021
Liabilities and shareholders’ equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$19,858	$563	3%	$19,295	$1,715	10%	$17,580
Money market deposits	23,772	2,326	11	21,446	1,711	9	19,735
Savings and other domestic deposits	9,916	(1,167)	(11)	11,083	(614)	(5)	11,697
Core certificates of deposit (4)	5,590	1,402	33	4,188	2,069	98	2,119
Other domestic deposits of $250,000 or more	319	39	14	280	(165)	(37)	445
Brokered deposits and negotiable CDs	2,816	(687)	(20)	3,503	(172)	(5)	3,675
Total interest-bearing deposits	62,271	2,476	4	59,795	4,544	8	55,251
Short-term borrowings	2,444	(304)	(11)	2,748	(175)	(6)	2,923
Long-term debt	9,332	340	4	8,992	130	1	8,862
Total interest-bearing liabilities	74,047	2,512	4	71,535	4,499	7	67,036
Demand deposits - noninterest-bearing	20,061	(330)	(2)	20,391	(1,308)	(6)	21,699
All other liabilities	2,303	306	15	1,997	322	19	1,675
Shareholders’ equity	11,560	501	5	11,059	448	4	10,611
Total liabilities and shareholders’ equity	$107,971	$2,989	3%	$104,982	$3,961	4%	$101,021

(1)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(2)	Deposits in Federal Reserve Bank were treated as non-earning assets prior to 4Q 2018.

(3)	Includes nonaccrual loans.

(4)	Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Annual Net Interest Margin - Interest Income / Expense(1)(2)
(Unaudited)

	Annual Interest Income / Expense
(dollar amounts in millions)	2019	2018	2017
Assets
Interest-bearing deposits in Federal Reserve Bank (3)	$12	$3	$—
Interest-bearing deposits in banks	3	2	2
Securities:
Trading account securities	3	1	—
Available-for-sale securities:
Taxable	295	280	283
Tax-exempt	105	122	118
Total available-for-sale securities	400	402	401
Held-to-maturity securities - taxable	218	211	193
Other securities	16	25	20
Total securities	637	639	614
Loans held for sale	31	26	21
Loans and leases:
Commercial:
Commercial and industrial	1,441	1,337	1,142
Commercial real estate:
Construction	65	60	52
Commercial	273	283	240
Commercial real estate	338	343	292
Total commercial	1,779	1,680	1,434
Consumer:
Automobile	500	456	412
Home equity	508	512	463
Residential mortgage	422	371	301
RV and marine	171	145	118
Other consumer	165	145	118
Total consumer	1,766	1,629	1,412
Total loans and leases	3,545	3,309	2,846
Total earning assets	$4,228	$3,979	$3,483
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$116	$78	$38
Money market deposits	260	148	66
Savings and other domestic deposits	22	24	24
Core certificates of deposit	119	72	13
Other domestic deposits of $250,000 or more	7	3	2
Brokered deposits and negotiable CDs	61	66	37
Total interest-bearing deposits	585	391	180
Short-term borrowings	54	48	25
Long-term debt	349	321	226
Total interest-bearing liabilities	988	760	431
Net interest income	$3,240	$3,219	$3,052

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate and a 35% tax rate for periods prior to January 1, 2018. See page 21 for the FTE adjustment.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(3)	Deposits in Federal Reserve Bank were treated as non-earning assets prior to 4Q 2018 and associated interest income was not material.

Huntington Bancshares Incorporated
Consolidated Annual Net Interest Margin - Yield
(Unaudited)

	Annual Average Rates(2)
Fully-taxable equivalent basis(1)	2019	2018	2017
Assets
Interest-bearing deposits in Federal Reserve Bank (2)	2.12%	2.33%	—%
Interest-bearing deposits in banks	2.01	1.97	1.56
Securities:
Trading account securities	2.17	0.80	0.18
Available-for-sale securities:
Taxable	2.71	2.61	2.38
Tax-exempt	3.61	3.53	3.71
Total available-for-sale securities	2.90	2.84	2.66
Held-to-maturity securities - taxable	2.52	2.44	2.38
Other securities	3.47	4.34	3.42
Total securities	2.76	2.72	2.57
Loans held for sale	3.76	4.15	3.75
Loans and leases: (4)
Commercial:
Commercial and industrial	4.72	4.63	4.12
Commercial real estate:
Construction	5.51	5.26	4.36
Commercial	4.79	4.67	4.00
Commercial real estate	4.91	4.77	4.06
Total commercial	4.75	4.66	4.11
Consumer:
Automobile	4.05	3.71	3.58
Home equity	5.40	5.16	4.63
Residential mortgage	3.81	3.74	3.65
RV and marine	4.95	5.09	5.45
Other consumer	13.11	12.04	11.53
Total consumer	4.70	4.50	4.28
Total loans and leases	4.73	4.58	4.19
Total earning assets	4.25	4.12	3.77
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	0.58%	0.40%	0.21%
Money market deposits	1.09	0.69	0.33
Savings and other domestic deposits	0.22	0.22	0.21
Core certificates of deposit (5)	2.13	1.72	0.60
Other domestic deposits of $250,000 or more	1.82	1.25	0.52
Brokered deposits and negotiable CDs	2.18	1.88	1.00
Total interest-bearing deposits	0.94	0.65	0.33
Short-term borrowings	2.23	1.74	0.86
Long-term debt	3.74	3.57	2.56
Total interest bearing liabilities	1.34	1.06	0.64
Demand deposits - noninterest-bearing	—	—	—
Net interest rate spread	2.91	3.06	3.13
Impact of noninterest-bearing funds on margin	0.35	0.27	0.17
Net interest margin	3.26%	3.33%	3.30%

Commercial Loan Derivative Impact
(Unaudited)

	Annual Average Rates
Fully-taxable equivalent basis(1)	2019	2018	2017
Commercial loans (3)(4)	4.72%	4.59%	4.06%
Impact of commercial loan derivatives	0.03	0.07	0.05
Total commercial - as reported	4.75%	4.66%	4.11%

Average 1 Month LIBOR	2.22%	2.02%	1.11%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate and a 35% tax rate for periods prior to January 1, 2018. See page 21 for the FTE adjustment.

(2)	Deposits in Federal Reserve Bank were treated as non-earning assets prior to 4Q 2018.

(3)	Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.

(4)	Includes the impact of nonacrrual loans.

(5)	Includes consumer certificates of deposits of $250,000 or more.

Huntington Bancshares Incorporated
Selected Annual Income Statement Data
(Unaudited)

	Year Ended December 31,
(dollar amounts in millions, except per share data, share count in thousands)		Change			Change
	2019	Amount	Percent	2018	Amount	Percent	2017
Interest income	$4,201	$252	6%	$3,949	$516	15%	$3,433
Interest expense	988	228	30	760	329	76	431
Net interest income	3,213	24	1	3,189	187	6	3,002
Provision for credit losses	287	52	22	235	34	17	201
Net interest income after provision for credit losses	2,926	(28)	(1)	2,954	153	5	2,801
Service charges on deposit accounts	372	8	2	364	11	3	353
Card and payment processing income	246	22	10	224	18	9	206
Trust and investment management services	178	7	4	171	15	10	156
Mortgage banking income	167	59	55	108	(23)	(18)	131
Capital markets fees	123	15	14	108	18	20	90
Insurance income	88	6	7	82	1	1	81
Bank owned life insurance income	66	(1)	(1)	67	—	—	67
Gain on sale of loans and leases	55	—	—	55	(1)	(2)	56
Net (losses) gains on sales of securities	(24)	(3)	(14)	(21)	(17)	(425)	(4)
Other noninterest income	183	20	12	163	(8)	(5)	171
Total noninterest income	1,454	133	10	1,321	14	1	1,307
Personnel costs	1,654	95	6	1,559	35	2	1,524
Outside data processing and other services	346	52	18	294	(19)	(6)	313
Equipment	163	(1)	(1)	164	(7)	(4)	171
Net occupancy	159	(25)	(14)	184	(28)	(13)	212
Professional services	54	(6)	(10)	60	(9)	(13)	69
Amortization of intangibles	49	(4)	(8)	53	(3)	(5)	56
Marketing	37	(16)	(30)	53	(7)	(12)	60
Deposit and other insurance expense	34	(29)	(46)	63	(15)	(19)	78
Other noninterest expense	225	8	4	217	(14)	(6)	231
Total noninterest expense	2,721	74	3	2,647	(67)	(2)	2,714
Income before income taxes	1,659	31	2	1,628	234	17	1,394
Provision for income taxes	248	13	6	235	27	13	208
Net income	1,411	18	1	1,393	207	17	1,186
Dividends on preferred shares	74	4	6	70	(6)	(8)	76
Net income applicable to common shares	$1,337	$14	1%	$1,323	$213	19%	$1,110
Average common shares - basic	1,038,840	(42,702)	(4)%	1,081,542	(3,144)	—%	1,084,686
Average common shares - diluted	1,056,079	(49,906)	(5)	1,105,985	(30,201)	(3)	1,136,186
Per common share
Net income - basic	$1.29	$0.07	6	$1.22	$0.20	20	$1.02
Net income - diluted	1.27	0.07	6	1.20	0.20	20	1.00
Cash dividends declared	0.58	0.08	16	0.50	0.15	43	0.35
Revenue - fully taxable equivalent (FTE)
Net interest income	$3,213	$24	1	$3,189	$187	6	$3,002
FTE adjustment (1)	26	(4)	(13)	30	(20)	(40)	50
Net interest income	3,239	20	1	3,219	167	5	3,052
Noninterest income	1,454	133	10	1,321	14	1	1,307
Total revenue (1)	$4,693	$153	3%	$4,540	$181	4%	$4,359

(1)	On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate and a 35% tax rate for periods prior to January 1, 2018.

Huntington Bancshares Incorporated
Annual Mortgage Banking Income
(Unaudited)

	Year Ended December 31,
(dollar amounts in millions)	2019	2018	2017	2016	2015
Net origination and secondary marketing income	$132	$79	$95	$100	$91
Net mortgage servicing income
Loan servicing income	59	56	52	46	43
Amortization of capitalized servicing	(45)	(33)	(29)	(28)	(27)
Operating income	14	23	23	18	16
MSR valuation adjustment (1)	(15)	7	1	1	(4)
Gains (losses) due to MSR hedging	29	(8)	—	(1)	(2)
Net MSR risk management	14	(1)	1	—	(6)
Total net mortgage servicing income	$28	$22	$24	$18	$10
All other	7	7	12	10	11
Mortgage banking income	$167	$108	$131	$128	$112

Mortgage origination volume	$7,744	$6,996	$6,634	$5,822	$4,705
Mortgage origination volume for sale	4,938	4,061	3,912	3,822	3,237

Third party mortgage loans serviced (2)	22,425	21,068	19,989	18,852	16,168
Mortgage servicing rights (2)	212	221	202	186	161
MSR % of investor servicing portfolio	0.95%	1.05%	1.01%	0.99%	0.99%

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Annual Credit Reserves Analysis
(Unaudited)

	Year Ended December 31,
(dollar amounts in millions)	2019	2018	2017	2016	2015
Allowance for loan and lease losses, beginning of period	$772	$691	$638	$598	$605
Loan and lease losses	(362)	(268)	(252)	(227)	(218)
Recoveries of loans previously charged off	97	123	93	118	130
Net loan and lease losses	(265)	(145)	(159)	(109)	(88)
Provision for loan and lease losses	277	226	212	169	89
Allowance of assets sold or transferred to loans held for sale	(1)	—	—	(20)	(8)
Allowance for loan and lease losses, end of period	783	772	691	638	598
Allowance for unfunded loan commitments and letters of credit, beginning of period	96	87	98	72	61
Provision for (reduction in) unfunded loan commitments and letters of credit losses	10	9	(11)	22	11
Fair value of acquired AULC		—	—	4	—
Unfunded commitment losses	(2)
Allowance for unfunded loan commitments and letters of credit, end of period	104	96	87	98	72
Total allowance for credit losses	$887	$868	$778	$736	$670
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.04%	1.03%	0.99%	0.95%	1.19%
Nonaccrual loans and leases (NALs)	167	228	198	151	161
Nonperforming assets (NPAs)	157	200	178	133	150

Huntington Bancshares Incorporated
Annual Net Charge-Off Analysis
(Unaudited)

	Year Ended December 31,
(dollar amounts in millions)	2019	2018	2017	2016	2015
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$128	$32	$42	$45	$28
Commercial real estate:
Construction	(2)	(1)	(5)	(2)	(1)
Commercial	(1)	(17)	(6)	(24)	(15)
Commercial real estate	(3)	(18)	(11)	(26)	(16)
Total commercial	125	14	31	19	12
Consumer:
Automobile	32	34	42	32	20
Home equity	8	6	5	9	20
Residential mortgage	6	6	6	6	10
RV and marine	11	9	10	2	—
Other consumer	83	76	65	41	26
Total consumer	140	131	128	90	76
Total net charge-offs	$265	$145	$159	$109	$88

Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.42%	0.11%	0.15%	0.19%	0.14%
Commercial real estate:
Construction	(0.15)	(0.13)	(0.36)	(0.19)	(0.08)
Commercial	(0.02)	(0.26)	(0.10)	(0.49)	(0.37)
Commercial real estate	(0.04)	(0.24)	(0.15)	(0.44)	(0.32)
Total commercial	0.33	0.04	0.09	0.06	0.05
Consumer:
Automobile	0.26	0.27	0.36	0.30	0.23
Home equity	0.08	0.06	0.05	0.10	0.23
Residential mortgage	0.06	0.06	0.08	0.09	0.17
RV and marine	0.31	0.32	0.48	0.33	—
Other consumer	6.62	6.27	6.36	5.53	5.44
Total consumer	0.37	0.36	0.39	0.32	0.32
Net charge-offs as a % of average loans	0.35%	0.20%	0.23%	0.19%	0.18%

Huntington Bancshares Incorporated
Annual Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	December 31,
(dollar amounts in millions)	2019	2018	2017	2016	2015
Nonaccrual loans and leases (NALs):
Commercial and industrial	$323	$188	$161	$234	$175
Commercial real estate	10	15	29	20	29
Automobile	4	5	6	6	7
Home equity	59	62	68	72	66
Residential mortgage	71	69	84	91	95
RV and marine	1	1	1	—	—
Other consumer	—	—	—	—	—
Total nonaccrual loans and leases	468	340	349	423	372
Other real estate, net:
Residential	9	19	24	31	24
Commercial	2	4	9	20	3
Total other real estate, net	11	23	33	51	27
Other NPAs (1)	19	24	7	7	—
Total nonperforming assets (3)	$498	$387	$389	$481	$399

Nonaccrual loans and leases as a % of total loans and leases	0.62%	0.45%	0.50%	0.63%	0.74%
NPA ratio (2)	0.66	0.52	0.55	0.72	0.79

	December 31,
(dollar amounts in millions)	2019	2018	2017	2016	2015
Nonperforming assets, beginning of period	$387	$389	$481	$399	$338
New nonperforming assets	675	477	415	633	569
Returns to accruing status	(93)	(93)	(118)	(127)	(101)
Loan and lease losses	(194)	(114)	(95)	(135)	(150)
Payments	(188)	(245)	(252)	(210)	(212)
Sales and held-for-sale transfers	(89)	(27)	(42)	(79)	(45)
Nonperforming assets, end of period (2)	$498	$387	$389	$481	$399

(1)	Other nonperforming assets at December 31, 2019 and 2018 include certain nonaccrual loans held-for-sale. Amounts prior to December 31, 2018 includes certain impaired securities.

(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

(3)	Nonaccruing troubled debt restructured loans are included in the nonperforming assets balance.

Huntington Bancshares Incorporated
Annual Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	December 31,
(dollar amounts in millions)	2019	2018	2017	2016	2015
Accruing loans and leases past due 90+ days:
Commercial and industrial	$11	$7	$9	$18	$9
Commercial real estate	—	—	3	17	10
Automobile	8	8	7	10	7
Home equity	14	17	18	12	9
Residential mortgage (excluding loans guaranteed by the U.S. Government)	20	32	21	15	14
RV and marine	2	1	1	1	—
Other consumer	7	6	5	4	1
Total, excl. loans guaranteed by the U.S. Government	62	71	64	77	50
Add: loans guaranteed by U.S. Government	109	99	51	52	56
Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$171	$170	$115	$129	$106
Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.08%	0.09%	0.09%	0.12%	0.10%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.14	0.13	0.07	0.08	0.11
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.23	0.23	0.16	0.19	0.21
Accruing troubled debt restructured loans:
Commercial and industrial	$213	$269	$300	$210	$236
Commercial real estate	37	54	78	77	115
Automobile	40	35	30	26	25
Home equity	226	252	265	270	199
Residential mortgage	223	218	224	243	265
RV and marine	3	2	1	—	—
Other consumer	11	9	8	4	4
Total accruing troubled debt restructured loans	$753	$839	$906	$830	$844
Nonaccruing troubled debt restructured loans:
Commercial and industrial	$109	$97	$82	$107	$57
Commercial real estate	6	6	15	5	17
Automobile	2	3	4	5	6
Home equity	26	28	28	28	21
Residential mortgage	42	44	55	59	72
RV and marine	1	—	—	—	—
Other consumer	—	—	—	—	—
Total nonaccruing troubled debt restructured loans	$186	$178	$184	$204	$173